Exhibit 10.127

                                                     November 16, 2000

Mr. David M. Mott
c/o MedImmune, Inc.
35 W. Watkins Mill Road
Gaithersburg, MD 20878

Dear David:

                  Reference is made to your Employment Agreement, dated as of November 1, 1998 (the "Employment Agreement"), with
MedImmune, Inc. (the "Company").

                  This letter agreement will confirm that the Employment Agreement was amended, effective as of October 1, 2000, to reflect your new position as Vice Chairman and Chief Executive Officer and your new annual base salary of $600,000.  In addition, the
Employment Agreement is hereby amended so that the Employment Period referred to in Section 2 thereof is extended to November 1,
2002.  All other provisions of the Employment Agreement remain unchanged.

                                                     Very truly yours,

                                                     MEDIMMUNE, INC.

                                                     By: /s/ Wayne T. Hockmeyer
                                                            Wayne T. Hockmeyer
                                                             Chairman of the Board

Accepted and agreed to by:

/s/ David M. Mott
David M. Mott

Date:     11/22/00